                      FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT (this "AMENDMENT"), to CREDIT AGREEMENT, dated as of August 9, 1999, among SPINNAKER COATING, INC. a Delaware corporation formerly known as Brown-Bridge Industries, Inc. ("COATING"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and, together with the Borrowers, the "CREDIT PARTIES"), the financial institutions from time to time party thereto as lenders (the "LENDERS"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity the "AGENT") for the Lenders, is made as of September 29, 1999 among the Credit Parties and the undersigned Lenders.

                             W I T N E S S E T H :

    WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein); and

    WHEREAS, the Credit Parties have requested that the Lenders extend the date the Credit Parties shall deliver or cause to be delivered to the Agent (i) a Mortgage encumbering each Mortgaged Property, (ii) a mortgagee's title policy for each Mortgage, (iii) a survey of each Mortgaged Property, (iv) a copy of an appraisal of each Mortgaged Property and (v) an environmental indemnity agreement; and

    WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

    1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, and subject to the satisfaction of the conditions to effectiveness set forth in
Section 2 hereof, Section 7.1(r) of the Credit Agreement is hereby amended by deleting "September 30, 1999" and substituting therefor "October 29, 1999."

    2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of this Amendment, duly executed by the Credit Parties and the Majority Lenders.

    3. EXPENSES. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

    4.  MISCELLANEOUS.

        (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect.

        (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit Documents.

        (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

        (e) This Amendment shall constitute a Credit Document.

    5.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING
EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF
THE NEW YORK GENERAL OBLIGATIONS LAW).

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

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
                                                       BORROWERS

                                                       SPINNAKER COATING, INC., formerly known as
                                                       Brown-Bridge Industries, Inc.

                                                       By:             /s/ MARK R. MATTESON
                                                            -----------------------------------------
                                                                         Mark R. Matteson
                                                                          VICE PRESIDENT

                                                       SPINNAKER COATING-MAINE, INC.

                                                       By:             /s/ MARK R. MATTESON
                                                            -----------------------------------------
                                                                         Mark R. Matteson
                                                                          VICE PRESIDENT

                                                       ENTOLETER, INC.

                                                       By:             /s/ MARK R. MATTESON
                                                            -----------------------------------------
                                                                         Mark R. Matteson
                                                                          VICE PRESIDENT

                                                       GUARANTOR

                                                       SPINNAKER INDUSTRIES, INC.

                                                       By:             /s/ MARK R. MATTESON
                                                            -----------------------------------------
                                                                         Mark R. Matteson
                                                                          VICE PRESIDENT

                                                       LENDERS

                                                       TRANSAMERICA BUSINESS CREDIT CORPORATION

                                                       By:             /s/ ROBERT L. HEINZ
                                                            -----------------------------------------
                                                                         Robert L. Heinz
                                                                      SENIOR VICE PRESIDENT

                                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                                       By:                /s/ ERIC MALOY
                                                            -----------------------------------------
                                                                            Eric Maloy
                                                                     ASSISTANT VICE PRESIDENT